                                                                    EXHIBIT 99.1

                  SEVEN SEAS PETROLEUM, INC.
CASE NO.:         02-45206-H2-11
PETITION DATE:    DECEMBER 20, 2002



                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION


CASE NAME:                       CASE NUMBER:             CH 11 CONVERSION DATE:           CH 11 TRUSTEE APPOINTED:
SEVEN SEAS PETROLEUM, INC.       02-45206-H2-11           JANUARY 14, 2003                 JANUARY 14, 2003

TRUSTEE'S MONTHLY OPERATING REPORT SUMMARY FOR:    OCTOBER 2003

                  MONTH                         JAN 2003     FEB 2003    MAR 2003      APRIL 2003  MAY 2003    JUNE 2003
                  -----                         --------     --------    --------      ----------  --------    ---------
REVENUES (MOR-6)                                       0             0           0              0          0            0
INCOME (LOSS) BEFORE INTEREST, DEPRECIATION,
OTHER ITEMS & INCOME TAXES (MOR-6)              (177,000)     (384,000)   (203,000)      (106,000)  (497,000)    (213,000)
NET INCOME (LOSS) (MOR-6)                       (265,000)     (473,000)   (293,000)      (197,000)  (779,000)    (305,000)
PAYMENTS TO INSIDERS (MOR-9)                      NONE          NONE         NONE           NONE       NONE         NONE
PAYMENTS TO PROFESSIONALS (MOR-9)                 NONE          NONE        55,000         50,000          0            0
TOTAL DISBURSEMENTS (MOR-7)                    1,687,781     1,496,000     122,000        172,000    255,000      157,000


                  MONTH                      JULY 2003    AUGUST 2003    SEPT 2003     OCT 2003
                  -----                      ---------    -----------    ---------     --------
REVENUES (MOR-6)                                      0             0             0            0
INCOME (LOSS) BEFORE INTEREST, DEPRECIATION,
OTHER ITEMS & INCOME TAXES (MOR-6)              (95,000)     (453,000)     (110,000)     (63,000)
NET INCOME (LOSS) (MOR-6)                      (187,000)     (545,000)     (202,000)    (155,000)
PAYMENTS TO INSIDERS (MOR-9)                      NONE         NONE           NONE        NONE
PAYMENTS TO PROFESSIONALS (MOR-9)                     0       825,000       181,000       12,000
TOTAL DISBURSEMENTS (MOR-7)                      99,000    12,577,000       260,000      576,000

THE ORIGINAL OF THIS DOCUMENT MUST BE FILED WITH THE U.S. BANKRUPTCY COURT AND A COPY MUST BE SENT TO THE U.S. TRUSTEE

  REQUIRED INSURANCE MAINTAINED               EXPIRATION
       AS OF SIGNATURE DATE                      DATE
                                              ----------
CASUALTY           YES(X)  NO ( )             12/31/2003
LIABILITY          YES(X)  NO ( )             12/31/2003
VEHICLE            YES(X)  NO ( )             12/31/2003
WORKERS' COMP      YES(X)  NO ( )             12/31/2003
OTHER              YES( )  NO ( )                 - -
      ----------

CHAPTER 11 TRUSTEE: Ben B. Floyd

FIRM: Floyd, Isgur, Rios & Wahrlich, P.C.
ADDRESS: 700 Louisiana, Suite 4600
ADDRESS:
CITY, STATE, ZIP: Houston, TX 77002
TELEPHONE: (713) 222-1470
FACSIMILE: (713) 222-1475

Are all accounts receivable being collected within terms? YES

Are all post-petition liabilities, including taxes, being paid within terms? YES

Have any pre-petition liabilities been paid? NO

If yes, describe:

Are all funds received being deposited into Trustee's bank accounts?

All funds are being deposited into accounts controlled by the Trustee. YES

Were any assets disposed of outside the normal course of business? NO

If yes, describe:

Are all U.S. Quarterly Fee Payments current?     YES

What is the status of the Plan of Reorganization? TRUSTEE'S PLAN OF REORGANIZATION WAS APPROVED AND EFFECTIVE AUGUST 14, 2003


I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

SIGNED:                                            DATE:
       ---------------------------------                ---------------------
          BEN B. FLOYD

CASE NAME:                       CASE NUMBER:             CH 11 CONVERSION DATE:           CH 11 TRUSTEE APPOINTED:
SEVEN SEAS PETROLEUM, INC.       02-45206-H2-11           JANUARY 14, 2003                 JANUARY 14, 2003


COMPARATIVE BALANCE SHEETS (000'S)

                    ASSETS           JAN 31,  FEB 28,   MAR 31, APRIL 30,  MAY 31,  JUNE 30  JULY 31  AUGUST 31   SEPT 30   OCT 31
                                      2003     2003      2003      2003     2003      2003     2003      2003       2003     2003
                                     -------  -------  -------- ---------  -------  -------  -------  ---------   -------   -------

 CURRENT ASSETS
 Cash                                 4,656    3,162     3,063     2,892    2,637    2,480     2,383     1,415     1,155      577
 Accounts Receivable, Net               200      200       200       200       10       10        10        10        10       10
 Inventory: Lower of Cost or Market       0        0         0         0        0        0         0         0         0        0
 Prepaid Expenses                        25       25        16        16       16       16        16        16        16       16
 Investments in Subs                  6,396    7,756     7,722     7,808    7,808    7,846     7,857         0         0        0
 Other                                2,285    2,193     2,101     2,009    1,917    1,825     1,733     1,641     1,549    1,457
                                     ------   ------    ------    ------   ------   ------    ------    ------    ------   ------
 TOTAL CURRENT ASSETS                13,562   13,336    13,102    12,925   12,388   12,177    11,999     3,082     2,730    2,060

 Furniture, Equipment & Fixtures (*)      0        0         0         0        0        0         0         0         0        0
 Less Accumulated Depreciation            0        0         0         0        0        0         0         0         0        0
                                     ------   ------    ------    ------   ------   ------    ------    ------    ------   ------
 Net Book Value of F&F                    0        0         0         0        0        0         0         0         0        0

 OTHER ASSETS:
 1.
 2.
 3.
 3.
                                     ------   ------    ------    ------   ------   ------    ------    ------    ------   ------
 TOTAL OTHER ASSETS
                                     ------   ------    ------    ------   ------   ------    ------    ------    ------   ------
 TOTAL ASSETS                        13,562   13,336    13,102    12,925   12,388   12,177    11,999     3,082     2,730    2,060

            MOR-2

(*) PER MOR FILED BY THE DEBTOR

A.   Note receivable due from Larry Ray in November 2003.

B. Capitalized costs related to debt issuance. Costs are amortized over life of debt.

C.   All furniture & equipment is held in the Debtor subsidiaries.

CASE NAME:                       CASE NUMBER:             CH 11 CONVERSION DATE:           CH 11 TRUSTEE APPOINTED:
SEVEN SEAS PETROLEUM, INC.       02-45206-H2-11           JANUARY 14, 2003                 JANUARY 14, 2003

COMPARATIVE BALANCE SHEETS (000'S)

      LIABILITIES &               JAN 31,   FEB 28,   MAR 31,  APRIL 30,   MAY 31,  JUNE 30,  JULY 31, AUGUST 31, SEPT 30,  OCT 31,
      OWNERS EQUITY                2003      2003      2003       2003      2003      2003      2003     2003       2003      2003
      -------------               -------   -------   -------  ---------   -------  --------  -------- ---------- --------  -------
LIABILITIES:
POST-PETITION LIABILITIES (MOR-4)      71       318       377       397       640       732       740       746       312       282

PRE-PETITION LIABILITIES:
Notes Payable - Secured            45,000    45,000    45,000    45,000    45,000    45,000    45,000    33,933    33,933    33,580
Accrued Interest - Secured N/Ps     3,508     3,508     3,508     3,508     3,508     3,508     3,508     3,508     3,508     3,508
Priority Debts                          0         0         0         0         0         0         0        37        37        37
Federal Income Tax                      0         0         0         0         0         0         0         0         0         0
Accrued Liabilities                     0         0         0         0         0         0         0         0         0         0
FICA/Withholding                        0         0         0         0         0         0         0         0         0         0
Unsecured Debt                    119,377   119,377   119,377   119,377   119,377   119,377   119,377   118,877   118,877   118,838
Other Liabilities                       0         0         0         0         0         0         0     3,113     3,438     3,345
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
TOTAL LIABILITIES                 167,956   168,203   168,262   168,282   168,525   168,617   168,625   160,214   160,105   159,590

MEMBERS' EQUITY (DEFICIT):
Preferred Stock                         0         0         0         0         0         0         0         0         0         0
Common Stock                            1         1         1         1         1         1         1         1         1         1
Additional Paid-In Capital        225,940   225,940   225,940   225,940   225,940   225,941   225,940   225,940   225,940   225,940
Retained Earnings                (380,335) (380,808) (381,101) (381,298) (382,077) (382,382) (382,569) (383,114) (383,316) (383,471)
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
TOTAL OWNERS' EQUITY             (154,394) (154,867) (155,160) (155,357) (156,136) (156,440) (156,628) (157,173) (157,375) (157,530)
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
TOTAL LIABILITIES &
OWNERS' EQUITY                     13,562    13,336    13,102    12,925    12,389    12,177    11,997     3,041     2,730     2,060

            MOR-3

(*) PER MOR FILED BY THE DEBTOR

A. The $45M debt is considered secured debt for purposes of this presentation. The 8/14 distribution to the Secured Creditors, $10,877K, is classified as a payment on principal for purposes of this presentation.

B. A subsidiary of Debtor, SSPUSA, has not paid a 2003 tax prepayment as of filing date.

C. Payroll is handled by a third party firm (Intuit payroll). Intuit collects all payroll taxes and makes the payment.

D. Unsecured debt includes the $110M notes with accrued interest, the unpaid pre-petition liabilities and the change of control agmts. A distribution of $500,000 was made to the $110m noteholders on 8/14.

E. Payment to Secured noteholder's on 10/31/02 is assumed to be prepayment of interest on secured debt. Interest stops accruing on 12/20/02.

F. Other Liabilities of $3,345K represent the difference between the sales proceeds dividended from the subsidiaries and theremaining investments in the subidiaries.

CASE NAME:                       CASE NUMBER:             CH 11 CONVERSION DATE:           CH 11 TRUSTEE APPOINTED:
SEVEN SEAS PETROLEUM, INC.       02-45206-H2-11           JANUARY 14, 2003                 JANUARY 14, 2003

SCHEDULE OF POST-PETITION LIABILITIES  (000'S)

                                    JAN 31, FEB 28, MAR 31, APRIL 30,   MAY 31,  JUNE 30,  JULY 31,  AUGUST 30,  SEPT 30,  OCT. 31
                                     2003    2003    2003      2003      2003     2003      2003        2003       2003     2003
                                    ------- ------- ------- ---------   -------  --------  --------  ----------  -------   -------
TRADE ACCOUNTS PAYABLE                 4      60       4        27        32        19         27        20         15        5

TAXES PAYABLE:
 Federal Payroll Taxes                 0       0       0         0         0         0          0         0          0        0
 State Payroll & Sales Taxes           0       0       0         0         0         0          0         0          0        0
 Other Taxes                           0       0       0         0         0         0          0         0          0        0
                                    ----    ----    ----      ----      ----      ----       ----      ----       ----     ----
 TOTAL TAXES PAYABLE                   0       0       0         0         0         0          0         0          0        0

SECURED DEBT

ACCRUED INTEREST PAYABLE

ACCRUED PROFESSIONAL FEES:
 Trustee Fees                         33      43      62        58        84        85         85       179          0        4
 Legal Fees                           28     198     281       283       495       598        598       541        291      273
 Accounting Fees                       6      17      30        29        29        30         30         6          6        0
                                    ----    ----    ----      ----      ----      ----       ----      ----       ----     ----
 TOTAL ACCRUED PROFESSIONAL FEES      67     258     373       370       608       713        713       726        297      277

OTHER ACCRUED LIABILITIES:
1.
2.
3.
4.
                                    ----    ----    ----      ----      ----      ----       ----      ----       ----     ----
 TOTAL OTHER ACCRUED LIABILITIES
                                    ----    ----    ----      ----      ----      ----       ----      ----       ----     ----
TOTAL POST-PETITION
LIABILITIES (MOR-3)                   71     318     377       397       640       732        740       746        312      282

            MOR-4

A.   A subsidiary of debtor, SSPUSA, will need to make 2003 tax prepayment.

B. Payroll is handled by a third party firm (Intuit payroll). Intuit collects all payroll taxes and makes the payment.

CASE NAME:                       CASE NUMBER:             CH 11 CONVERSION DATE:           CH 11 TRUSTEE APPOINTED:
SEVEN SEAS PETROLEUM, INC.       02-45206-H2-11           JANUARY 14, 2003                 JANUARY 14, 2003

                             AGING OF POST-PETITION LIABILITIES (000'S)
                             MONTH: OCTOBER
                                 TRADE            FEDERAL         STATE
                                ACCOUNTS          PAYROLL       PAYROLL &   AD VALOREM    OTHER   OTHER   OTHER   OTHER   OTHER
DAYS OUTSTANDING                PAYABLE            TAXES       SALES TAXES     TAXES      TAXES   TAXES   TAXES   TAXES   TAXES
----------------                --------          -------      -----------  ----------    -----   -----   -----   -----   -----
      0-30                          5
     31-60                          0
     61-90                          0
  91 AND OVER                       0
                                -----             ------         ------       ------     ------   ------  ------  ------  ------
     TOTAL                          5              NONE           NONE         NONE       NONE     NONE    NONE    NONE    NONE

AGING OF ACCOUNTS RECEIVABLE
MONTH: OCTOBER 2003

                        JAN        FEB       MAR      APRIL      MAY      JUNE      JULY      AUGUST     SEPT     OCT
DAYS OUTSTANDING        2003      2003      2003       2003      2003     2003      2003       2003      2003     2003
----------------       ------    ------    ------     ------    ------   ------    ------     ------    ------   ------
     0-30
    31-60
    61-90
  91 AND OVER
                       ------    ------    ------     ------    ------   ------    ------     ------    ------   ------
     TOTAL              NONE      NONE      NONE       NONE      NONE     NONE      NONE       NONE      NONE     NONE

            MOR-5

CASE NAME:                      CASE NUMBER:            CH 11 CONVERSION DATE:      CH 11 TRUSTEE APPOINTED:
SEVEN SEAS PETROLEUM, INC.      02-45206-H2-11          JANUARY 14, 2003            JANUARY 14, 2003

STATEMENT OF INCOME (LOSS) (000'S)

                                         JAN      FEB      MAR      APRIL    MAY      JUNE     JULY    AUGUST    SEPT     OCT
                                         2003     2003     2003     2003     2003     2003     2003     2003     2003     2003
                                         ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
OPERATING REVENUE (MOR-1)                  0        0        0        0        0        0        0        0        0        0
TOTAL COST OF REVENUES                     0        0        0        0        0        0        0        0        0        0
                                        ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
GROSS PROFIT                               0        0        0        0        0        0        0        0        0        0

OPERATING EXPENSES:
  Selling & Marketing                      0        0        0        0        0        0        0        0        0        0
  General & Administrative                 4        3        4       26       17       18       27       86       45       17
  Insiders Compensation                    0        0        0        0        0        0        0        0        0        0
  Management Fee-- SSPUSA expenses       140      123       82       80      242       98       68       57       40        6
  Professional Fees                       33      258      117        0      238       97        0      310       25       40
  Other                                    0        0        0        0        0        0        0        0        0        0
                                        ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
  TOTAL OPERATING EXPENSES               177      384      203      106      497      213       95      453      110       63
                                        ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
INCOME BEFORE INTEREST, DEPRECIATION    (177)    (384)    (203)    (106)    (497)    (213)     (95)    (453)    (110)     (63)
OTHER ITEMS AND INCOME TAXES (MOR-1)

  Interest expense                         0        0        0        0        0        0        0        0        0        0
  Amortization expense                    92       92       92       92       92       92       92       92       92       92
  Interest (income)                       (4)      (3)      (2)      (1)       0        0        0        0        0        0
  Other                                    0        0        0        0      190        0        0        0        0        0
                                        ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
  TOTAL INTEREST, DEPRECIATION &
  OTHER ITEMS                             88       89       90       91      282       92       92       92       92       92
                                        ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
NET INCOME BEFORE INCOME TAXES          (265)    (473)    (293)    (197)    (779)    (305)    (187)    (545)    (202)    (155)
FEDERAL INCOME TAXES                       0        0        0        0        0        0        0        0        0
                                        ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
NET INCOME (LOSS) (MOR-1)               (265)    (473)    (293)    (197)    (779)    (305)    (187)    (545)    (202)    (155)



           MOR-6

CASE NAME:                      CASE NUMBER:            CH 11 CONVERSION DATE:      CH 11 TRUSTEE APPOINTED:
SEVEN SEAS PETROLEUM, INC.      02-45206-H2-11          JANUARY 14, 2003            JANUARY 14, 2003

STATEMENT OF CASH RECEIPTS & DISBURSEMENTS (000'S)

                                    JAN      FEB       MAR       APRIL     MAY       JUNE      JULY      AUGUST     SEPT      OCT
                                    2003     2003      2003      2003      2003      2003      2003       2003      2003      2003
                                    ----     ----      ----      ----      ----      ----      ----       ----      ----      ----
CASH - BEGINNING OF MONTH          3,951    4,655     3,162     3,063     2,892     2,637     2,480      2,381     1,413     1,153
CASH RECEIPTS:
  Receipts from subsidiaries       1,769        0         0         0         0         0         0     11,609         0         0
  Receipts of Cash from
   Restricted Account                620        0         0         0         0         0         0          0         0         0
  Interest income                      3        3         2         1         0         0         0          0         0         0
  Other                                0        0        21         0         0         0         0          0         0         0
                                   -----    -----     -----     -----     -----     -----     -----      -----     -----     -----
  TOTAL CASH RECEIPTS              2,392        3        23         1         0         0         0     11,609         0         0

DISBURSEMENTS FOR OPERATIONS:
  Insurance                           60        0         0         0         0         0         0          0         0       145
  Distributions to Subsidiaries    1,584    1,474        62       115       242       147        75        173        79        21
  Other Misc                          44       22         5         7        13        10        24          0         0         0
                                   -----    -----     -----     -----     -----     -----     -----      -----     -----     -----
TOTAL DISBURSEMENTS FOR
 OPERATIONS                        1,688    1,496        67       122       255       157        99        173        79       166
  Professional fees (MOR-9)            0        0        55        50         0         0         0        825       181        12
  U.S. Trustee fees                    0        0         0         0         0         0         0         11         0         0
  Other reorganization expenses        0        0         0         0         0         0         0     11,568         0       398
                                   -----    -----     -----     -----     -----     -----     -----      -----     -----     -----
TOTAL DISBURSEMENTS                1,688    1,496       122       172       255       157        99     12,577       260       576
NET INCREASE (DECREASE)
 IN CASH FLOW                        704   (1,493)      (99)     (171)     (255)     (157)      (99)      (968)     (260)     (576)
                                   -----    -----     -----     -----     -----     -----     -----      -----     -----     -----
CASH - END OF MONTH (MOR-2)        4,655    3,162     3,063     2,892     2,637     2,480     2,381      1,413     1,153       577


A. $11,609,000 consists of proceeds from sale of Guaduas oil field previously held in subsidiaries. The proceeds were dividended to the parent to pay creditors and administrative claims.

B. $398K paid in Oct. 2003 is a distribution of the 2002 Colombian tax refund to the creditors. $145K in Insurance costs are related to the purchase of D&O Insurance for the reorganized Board and Mgmt.

                MOR-7

CASE NAME:                      CASE NUMBER:            CH 11 CONVERSION DATE:      CH 11 TRUSTEE APPOINTED:
SEVEN SEAS PETROLEUM, INC.      02-45206-H2-11          JANUARY 14, 2003            JANUARY 14, 2003

BANK ACCOUNT RECONCILIATION (000'S)

               BANK                                   STERLING           STERLING          STERLING
          ACCOUNT NUMBER                             8040245206         8020245206        8060245206
                                                      PARTNER
                                                      ADVANCE           SSPI MONEY           SSPI
           ACCOUNT TYPE                               ACCOUNT             MARKET           CHECKING
           ------------                              ----------         ----------        ----------
ENDING BALANCE PER BANK                                   2                575                 0
DEPOSITS IN TRANSIT                                      --                 --                --
OUTSTANDING CHECKS                                       --                 --                --
                                                     ------             ------            ------
ADJUSTED BANK BALANCE                                     2                575                 0

CASH PER BOOKS                                            2                575                 0
INTEREST INCOME NOT RECORDED                             --                 --                --
TRANSFERS TO ACCOUNT                                     --                 --                --
TRANSFERS FROM ACCOUNT                                   --                 --                --
DISBURSEMENTS NOT RECORDED                               --                 --                --
                                                     ------             ------            ------
ENDING CASH PER BOOKS                                     2                575                 0

Additional Debtor subsidiary proceeds, approximately $150K USD are held in Colombian peso accounts--not shown above.

Additionally $1,250 K resides in the subsidiaries and has been escrowed for the Escuela 2 plugging and abandonment costs.

The Company believes that signficant savings can be realized against the E-2 P&A costs. Any cost savings will be dividended to the Creditors per the August 14th 2003 Plan of Reorganization.

                MOR-8

CASE NAME:                      CASE NUMBER:            CH 11 CONVERSION DATE:      CH 11 TRUSTEE APPOINTED:
SEVEN SEAS PETROLEUM, INC.      02-45206-H2-11          JANUARY 14, 2003            JANUARY 14, 2003

PAYMENTS TO INSIDERS AND PROFESSIONALS (000'S)

            INSIDERS:           JAN       FEB       MARCH     APRIL     MAY       JUNE      JULY     AUGUST     SEPT      OCT
    NAME/POSITION/COMP. TYPE    2003      2003      2003      2003      2003      2003      2003      2003      2003      2003
    ------------------------    ----      ----      ----      ----      ----      ----      ----      ----      ----      ----
1.  Larry A. Ray (President)   Note A.   Note A.   Note A.   Note A.   Note A.   Note A.   Note A.   Note A.   Note A.   Note A.
2.  Ronald A. Lefaive (CFO)    Note A.   Note A.   Note A.   Note A.   Note A.   Note A.   Note A.   Note A.   Note A.   Note A.
3.
4.
5.
6.
                                ----      ----      ----      ----      ----      ----      ----      ----      ----      ----
TOTAL INSIDERS (MOR-1)          NONE      NONE      NONE      NONE      NONE      NONE      NONE      NONE      NONE      NONE

     PROFESSIONALS                 JAN      FEB      MARCH    APRIL    MAY      JUNE     JULY    AUGUST    SEPT     OCT
    NAME/ORDER DATE                2003     2003     2003     2003     2003     2003     2003     2003     2003     2003
    ---------------                ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
1.  Andrews & Kurth                                    28       39        0        0        0      475        0        0
2.  Floyd, Isgur, Rios                                 21        7        0        0        0      300      175        0
3.  Smith & Henault                                     6        4        0        0        0       31        6       12
4.  McLain, Leppert, and Maney                                   0        0        0        0       19        0        0
5.
6.
                                   ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
TOTAL PROFESSIONALS (MOR-1)        NONE     NONE       55       50        0        0        0      825      181       12

A. No insiders were funded directly by Debtor. However, two insiders are paid by SSPUSA, a susbsidiary of the Debtor.

           Larry Ray was paid $31,666 for salary, and Ron Lefaive was paid $13,750 for salary.

           Under the KERP plan approved by the court, Lefaive received a KERP payment and Ray received forgiveness on a portion of his loan in May.

           Both were also reimbursed for accrued vacation & personal leave as of 5/31/03 in accordance with the KERP plan in May.

           Both also received reimbursement for out-of-pocket expenses.

Of the total disbursements shown for the month, list the amount paid to insiders
  (as defined in Section 101(30)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.)

               MOR-9



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